SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Useof the Commission Only
    (as permitted by Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Coastal Caribbean Oils & Minerals, Ltd.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


 ................................................................................
      2) Aggregate number of securities to which transaction applies:


 ................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
      4) Proposed maximum aggregate value of transaction:


 ................................................................................
      5) Total fee paid:


 ................................................................................
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


 ................................................................................
      2)  Form, Schedule or Registration Statement No.:


 ................................................................................
      3)  Filing Party:


 ................................................................................
      4)  Date Filed:


 ................................................................................

                     Annual General Meeting of Shareholders
                                  May 18, 2000

Dear Shareholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 2000 Annual General Meeting of Shareholders of Coastal Caribbean Oils & Minerals, Ltd. at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda on Thursday, May 18, 2000 at 9:00 A.M.

         While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to vote, sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         In addition to helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some states, a shareholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual General Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting. For those of you who will not be able to attend, your Annual Report contains current information on the status of the Florida litigation and related matters.

         We look forward to seeing you at the meeting.

                                                    Sincerely,

                                              /S/ Benjamin W. Heath

                                                   Benjamin W. Heath
April 14, 2000                                        President

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                         Clarendon House, Church Street
                                Hamilton, Bermuda
                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  May 18, 2000

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of COASTAL CARIBBEAN OILS & MINERALS, LTD. (the "Company") will be held on Thursday, May 18, 2000, at 9:00 A.M., local time, at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, for the following purposes:

         To receive the report of the independent auditors and the financial statements for the year ended December 31, 1999 and to vote on the following:

         1.       To elect two members of the Board of Directors;

         2. To ratify the appointment of independent auditors of the Company for the year ending December 31, 2000 and to authorize the Board of Directors to fix the remuneration of such auditors;

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to shareholders of record as of April 14, 2000 to enable such holders to state their instructions with respect to the voting of their shares. Proxies should be returned to the American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, NY 10005 in the reply envelope enclosed.

                                             By Order of the Board of Directors,

                                                                Graham B. Collis
                                                                       Secretary

--------------------------------------------------------------------------------
                                RETURN OF PROXIES

         SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE ANNUAL GENERAL MEETING ARE URGED TO VOTE BY PROMPTLY SIGNING, DATING, AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

Dated:  April 14, 2000

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                         Clarendon House, Church Street
                                Hamilton, Bermuda

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                               GENERAL INFORMATION

         This proxy statement is furnished to the shareholders of Coastal Caribbean Oils & Minerals, Ltd., a Bermuda company (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors for use at the 2000 Annual General Meeting of Shareholders to be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, on Thursday, May 18, 2000 at 9:00 A.M., local time, and at any adjournments or postponements thereof. The notice of meeting, proxy statement and proxy are being mailed on or about April 14, 2000. A proxy may be revoked at any time before it is voted by (1) so notifying the Company in writing; (2) signing and dating a new and different proxy card; or (3) voting your shares in person or by your duly appointed agent at the meeting.

         The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the meeting, proxies may be solicited by telephone and in person. The Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or other persons for whom they hold common stock and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained Morrow & Co. Inc., to assist in the distribution and solicitation of proxy materials for an estimated fee of $6,500 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses incurred in connection with the preparation, assembling, mailing and other distribution of the material. All costs of the solicitation will be borne by the Company.

         The record date for the determination of shareholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on April 14, 2000. On that date there were 40,056,358 shares of common stock outstanding, which were held by approximately 9,200 shareholders of record. The holders of twenty-five percent of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. Each outstanding share is entitled to one vote at the meeting. Abstentions and broker votes will be counted neither as votes in favor of nor as votes opposed to any proposition brought before the meeting.

         Bye-Law 1 provides in part that:

                  A resolution passed by both (i) simple majority of votes cast by such Members as, being entitled so to do, vote in person or, in the case of any Member being a corporation, by its duly authorised representative or, where proxies are allowed, by proxy and (ii) a simple majority in number of the Members present in person or in the case of any Member being a corporation by its duly authorised representative or where proxies are allowed, by proxy, at a general meeting of which not less than fourteen (14) clear days' Notice (save where a longer period is required by these Bye-laws) has been duly given PROVIDED THAT when shares are held by members of another company, firm, partnership, association or other body corporate or unincorporate and such persons act in concert, or when shares are held by or for a group of Members who act in concert, such persons shall be deemed to be one Member.

         The Company will determine whether shareholders have acted in concert, depending on the circumstances and the evidence, if any, that shareholders were in fact so acting and should therefore be treated as one shareholder.

         Bye-Law 1 provides in part that:

                  The term "person acting in concert" includes:

                  (i) persons who, pursuant to an agreement, arrangement or understanding (whether formal or informal), actively cooperate either in the acquisition or holding by any of them of shares or the beneficial ownership of shares, or rights over shares, carrying voting rights in the Company, or in the exercise of voting rights with respect to shares in the Company;

                  (ii) a company with any of its directors (or their spouses, minor children, nominees, related trusts or companies in which any director holds or beneficially owns ten percent (10%) or more of the shares, or rights over shares, carrying voting rights);

                  (iii) a company with the trustees or managers of any of its pension, provident or employee benefit funds or any of its employee stock option schemes;

                  (iv) a person who is a fund manager, with an investment company, unit trust or other person whose investments such person manages on a discretionary basis, in respect of the relevant investment accounts;

                  (v) a company with its parent company or any of its subsidiaries; and

                  (vi) a company, in which ten percent (10%) or more of the shares, or rights over shares, carrying voting rights are held or beneficially owned by a person, with any other company in which ten percent (10%) or more of the shares, or rights over shares, carrying voting rights are held or beneficially owned by the same person.

         The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying this provision. The proxy delivered with this proxy statement includes a representation that the person signing the proxy is not acting in concert as described above.

         SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UPON WRITTEN REQUEST TO COASTAL CARIBBEAN OILS & MINERALS, LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         Two directors are to be elected for three year terms expiring at the 2003 Annual Meeting of Shareholders, pursuant to the Bye-laws of the Company which established three classes of directors to be elected on a rotating basis at each successive Annual Meeting of Shareholders, and in each case until their respective successors shall have been elected and duly qualified.

         The nominees are currently directors of the Company. The named Proxies will vote all properly executed proxies for the election of the persons hereinafter named in the following table unless directed otherwise.

         The following table sets forth information concerning the nominees for election and those directors whose terms of office are to continue after the meeting:

         MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

                               Director        Other Offices Held     Age and Business Experience
         Name                   Since            With Company           For the Past Five Years

Nominees For Three Year Terms Expiring at the 2003 Annual Meeting
Graham B. Collis                  1998            Secretary           Mr.  Collis  is a member  of the law firm of  Conyers,  Dill &
                                                                      Pearman, Hamilton, Bermuda, the Company's Bermuda counsel.
                                                                      Age forty.

John D. Monroe                    1981            Audit Committee     Mr. Monroe is a real estate broker and was formerly  President of a real estate brokerage and development firm in Naples,
                                                                      Florida.  Mr. Monroe is also a director of Coastal Petroleum
                                                                      Company ("Coastal Petroleum"), the Company's majority owned subsidiary.  Age seventy-three.

Directors Continuing in Office With Terms to Expire at the 2002 Annual Meeting

Benjamin W. Heath                 1962            President           Mr. Heath is Chairman and a director of Coastal  Petroleum,  a director of Magellan Petroleum Corporation ("MPC"), and a
                                                                      director of Canada Southern Petroleum Ltd.
                                                                      ("Canada Southern").  Age eighty-five.


Phillip W. Ware                   1985            Vice President      Mr. Ware, a geologist, has been President of Coastal Petroleum since April 1985.  He is also a director of Coastal Petroleum.
                                                                      Age fifty.

Director Continuing in Office With Term to Expire at the 2001 Annual Meeting

Nicholas B. Dill                  1997            None                Mr. Nicholas B. Dill is a member of the law firm of Conyers,
                                                                      Dill & Pearman, Hamilton, Bermuda, the Company's Bermuda
                                                                      counsel.  Mr. Dill is a director of Worldwide Securities Ltd.,
                                                                      First Olsen Tankers Ltd., Bermuda Electric Light Co. Ltd.,
                                                                      Watlington Waterworks Ltd. and SAL Ltd.  Age sixty-seven.

         The Company is not aware of any arrangements or understandings between any of the individuals named above and any other person pursuant to which any of the individuals named above was selected as a director and/or executive officer. The Company is not aware of any family relationship among the officers and directors of the Company or its subsidiary.

Board of Directors; Committees; Attendance

         The only standing committee of the Board is the Audit Committee.

           During 1999, the Company adopted an Audit Committee Charter. The principal functions of the Audit Committee are: (1) to recommend the particular persons or firm to be employed by the Company as its independent auditors; (2) to consult with the persons or firm so chosen to be the independent auditors with regard to the plan of audit; (3) to review, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; and (4) to consult with the independent auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of internal controls. During 1999, the Audit Committee, which was comprised of Mr. Graham B. Collis and Mr. John D. Monroe, met twice.

         The Company does not presently have standing nominating or compensation committees of the Board of Directors. The functions that would be performed by such committees are performed by the Board of Directors. A stock option committee is appointed periodically.

         There were five meetings of the Board of Directors of the Company held during 1999. During 1999, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners compiled with all applicable filing requirements except that Mr. Graham B. Collis inadvertently failed to timely file a report for his purchase of 25,000 shares of the Conpany's stock in June 1999.

            ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of the two executive officers of the Company for the year 1999.

                                             Summary Compensation Table

                                              Annual Compensation              Long Term
                                                                              Compensation
     Name and                                                                    Award                 All Other
 Principal Position                         Year            Salary ($)        Options/SARs(#)         Compensations ($)
Benjamin W. Heath, President                1999            40,000                 -                  15,550(1)
and Chief Executive Officer                 1998            40,000               45,000               12,000(1)

                                            1997            40,000                 -                  12,000(1)
Phillip W. Ware, Vice President             1999            92,000                 -                  13,800(2)


(1) Reimbursement for office expense $9,550 in 1999, $6,000 in 1998 and 1997; and payment to SEP-IRA pension plan $6,000 in 1999, 1998 and 1997.
(2) Payment to SEP-IRA pension plan.

Compensation of Directors

         For the year 1999, Messrs. Collis, Dill and Monroe each received directors' fees of $22,500.

Compensation Committee Interlocks and Insider Participation

         The entire board of directors constitutes the compensation committee. Benjamin W. Heath and Phillip W. Ware are directors and the Presidents, respectively, of Coastal Caribbean and Coastal Petroleum.

Compensation Committee Report on Executive Compensation

         The  Compensation   Committee,   consisting  of  the  entire  board  of
directors, submits the following report for 1999:

         The Board of Directors does not maintain specific compensation policies applicable to the Company's executive officers, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership executive officers have brought to the performance of their duties, and on their ability to protect, defend and pursue the Company's ability to realize value on the Company's exploration leases.

         Graham B. Collis
         Nicholas B. Dill
         Benjamin W. Heath
         John D. Monroe
         Phillip W. Ware

Tax Deductibility of Compensation

         Because it is not likely that compensation to any executive will exceed $1 million, and because the Company is a Bermuda corporation not subject to the tax laws of the United States, the Company does not expect that it will be required to comply with the Omnibus Reconciliation Act of 1993 regarding executive compensation.

Stock Options

There were no stock options granted during 1999.

                                 Aggregated Option/SAR Exercises in 1999 and December 31, 1999
                                                   Option/SAR Values

                       Shares                             Number of Unexercised              Value of Unexercised
                     Acquired          Value                 Options/SARs (#)                   Options/SARs ($)
                    On Exercise(#)    Realized($)          at December 31, 1999               at December 31, 1999

Name                                                 Exercisable      Unexercisable       Exercisable         Unexercisable
Benjamin W. Heath        -0-           -0-            72,000 (*)          ---                18,000                ---
Benjamin W. Heath        -0-           -0-            45,000              ---                  -0-                 ---


Phillip W. Ware          -0-           -0-            120,000 (*)         ---                30,000                ---
Phillip W. Ware          -0-           -0-             72,000             ---                  -0-                 ---

(*)  Expired on March 6, 2000.

PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with the companies in the NASDAQ Market Index and an Industry Group Index (Media General's Independent Oil & Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                      COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                        1994    1995      1996      1997      1998        1999
Coastal Caribbean       100    161.54    430.77    269.23    176.92      169.23
Independent Oil & Gas   100    109.42    141.00    131.27     85.03      119.12
NASDAQ Market Index     100    129.71    161.18    197.16    278.08      490.46

Certain Business Relationships

G&O'D INC

         During the year 1999, $144,495 was paid or accrued for accounting and administrative services, office facilities and support staff provided to the Company by G&O'D INC, a firm that is owned by Mr. James R. Joyce, the Company's Treasurer and Assistant Secretary. The services rendered by G&O'D INC to the Company include the following: preparation and filing of all reports required by Federal and State governments, preparations of reports and registration statements required under the Federal securities laws; preparation and filing of interim, special and annual reports to shareholders; maintaining corporate ledgers and records; and furnishing office facilities and record retention. G&O'D is also responsible for the investment of the Company's available funds and other banking relations and securing adequate insurance to protect the Company. G&O'D is responsible for the preparation and maintenance of all the minutes of any directors' and shareholders' meetings, arranging all meetings of directors and shareholders, coordinating the activities and services of all companies and firms rendering services to the Company, responding to stockholder inquiries, and such other services as may be requested by the Company. G&O'D maintains and provides current information about the Company's activities so that the directors of the Company may keep themselves informed as to the Company's activities. G&O'D's fees are based on the time spent in performing these services to the Company.

Royalty Interests

         The State of Florida oil, gas and mineral leases held by Coastal Petroleum on approximately 3,700,000 acres of submerged lands along the Gulf Coast and certain inland lakes and rivers are subject to certain overriding royalties aggregating 1/16th as to oil, gas and sulphur, and 13/600ths as to minerals other than oil, gas and sulphur. Of the overriding royalties as to oil, gas and sulphur, a 1/90th overriding royalty, and of the overriding royalties on minerals other than oil, gas and sulphur, a 1/60th overriding royalty, is held by Johnson & Company, a Connecticut partnership which is used as a nominee by the members of the family of the late William F. Buckley. A trust, in which Mr. Heath has a 54.4% beneficial interest, has a beneficial interest in such royalty interest held by Johnson & Company. No payments have been made to Johnson & Company (or to the beneficial owners of such royalty interests) in more than thirty years.

         In 1990, Coastal Petroleum granted to officers 3.4% of any net recovery from execution on or satisfaction of judgment or from settlement of the lawsuit against the State of Florida as follows:

                                                    Relationship to
                                Percent of          Coastal Petroleum
Name                           Net Recovery         at Date of Grant

Benjamin W. Heath                  1.25             Chairman of Board
Phillip W. Ware                    1.25             President
Arthur B. O'Donnell                0.30             Vice President and Treasurer
James R. Joyce                     0.30             Assistant Treasurer
James J. Gaughran                  0.30             Secretary

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the number of shares of the Company's Stock owned beneficially at April 1, 2000 by each person who is known to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company.

                                 Amount and Nature of
                                 Beneficial Ownership
Name and Address of         Shares Held        Shares Subject
 Beneficial Owner             Directly           to Option      Percent of Class

Leon S. Gross                4,408,470               -                10.86
3900 Ford Road
Philadelphia, PA  19131

Lykes Minerals Corp.            -                7,800,000*            16.3**
111 East Madison Street
P.O. Box 1690
Tampa, FL  33601
------------------------
* Lykes Minerals Corp. has purchased a total of 78 shares of Coastal Petroleum which are convertible into 7,800,000 shares of the Company.

**       Assumes all outstanding options are exercised to acquire shares of the
Company.

         The following table sets forth information as to the number of shares of the Company's common stock owned beneficially at April 1, 2000 by each director of the Company and by all directors and executive officers as a group:

                                  Amount and Nature of
   Name of                        Beneficial Ownership
  Individual                      Shares Held                       Percent of
   or Group                  Directly or Indirectly     Options        Class

Graham B. Collis                      25,000 (1)         112,000          *
Nicholas B. Dill                         -   (2)         124,000          *
Benjamin W. Heath                     20,000             145,000          *
John D. Monroe                           400             136,000          *
Phillip W. Ware                        3,791             172,000          *
Directors and executive officers
  as a group (a total of 6 persons)   59,336             825,000         2.2%
------------------------
*        Less than 1%.
(1)      Director of corporation which also owns 17,758 shares.
(2)      Beneficiary of an estate which owns 3,355 shares.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2000. Representatives of Ernst & Young LLP are not expected to be present at the meeting. The proxy permits voting for or against, or abstaining from voting for, the ratification of the appointment of auditors. Unless otherwise indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP and to authorize the Board of Directors to fix the remuneration of such auditors.

                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the meeting, other than those matters referred to in this Proxy Statement.

                              SHAREHOLDER PROPOSALS

         Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2001 Annual General Meeting of Shareholders must submit the proposal by December 14, 2000.

         Notice of Business to be Brought Before a Shareholders' Meeting

         Bye-Law 61 provides in part as follows:

                      (2) The annual general meeting of the Company shall consider the election of Directors, the receipt and consideration of the profit and loss account, the balance sheet, the notes thereto and the reports of the Directors and Auditors thereon, the appointment of the Auditors and such other business as the Board considers may properly be brought before the meeting and shall be held on such date as the Board shall each year fix. The day, place and hour of each annual general meeting shall be specified in the notice of the annual general meeting. The meeting may be postponed or adjourned from time to time and place to place at the discretion of the Chairman until its business is completed.

                           To be properly  brought before any general meeting by
                  Members, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) specified in a notice or requisition given by Members in accordance with the Act and delivered to or mailed and received at the registered office of the Company not less than ninety (90) days before the anniversary date of the previous annual general meeting of the Company or ninety (90) days before any other general meeting of the Company is held specifying:

                           (a) a  description  of  the  business  to be  brought
                  before  the  annual  general   meeting  and  the  reasons  for
                  conducting such business at the annual general meeting;

                           (b) the name and address of the Member  intending  to
                  propose such business;

                           (c) the  class and  number  of shares of the  Company
                  which are beneficially owned by the Member;

                           (d) a representation that the Member is the registered holder of sufficient shares required by the Act entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

                           (e) any material interest of the Member in such
                  business.


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          Nominations of Persons for Election to the Board of Directors

         Bye-Law 62 provides in part as follows:

                           (2) Only persons who are nominated in accordance with
                  the procedures set forth in these Bye-laws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Company shall only be made at an annual general meeting of the Company (a) by or at the direction of the Board of Directors or (b) by any Member of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section. Nominations by Members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a Member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety
                  (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section, public disclosure shall be deemed to have been made to Members when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones news Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the Company with Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

                      Each such notice shall set forth:

                      (a) the name and address of the Member who intends to make the nomination and of the person or persons to be nominated;

                      (b) a representation that the Member is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                      (c) a description of all  arrangements  or  understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which nomination or nominations are to be made by the Member; and


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                      (d) such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors.

                      To  be  effective,   each  notice  of  intent  to  make  a
                  nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a Director of the Company if elected.

                      No person  shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in these Bye-laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these Bye-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         Notice by a shareholder under this provision of the Company's Byelaws must have been received by March 18, 2000. No shareholder has submitted a proposal for the 2000 Annual General Meeting of Shareholders which complied with the above requirements.

         Shareholder proposals relating to the Company's Annual General Meeting of Shareholders must be submitted to the Company at its office, c/o Conyers, Dill & Pearman, Clarendon House, Hamilton, Bermuda. The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the Company's proxy materials since there are other requirements in the Company's Byelaws and the proxy rules relating to such inclusion.

         The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,

                                                                Graham B. Collis
                                                                       Secretary

Dated:  April 14, 2000